Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated February 25, 2011 to

Prospectus dated May 1, 2008 (Successor) and

Prospectus dated May 1, 2010 (Sololist)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Effective February 25, 2011, the following Sub-Account is added as an available investment option under your contract:

•	Nationwide Fund: Class A

2.	Effective February 25, 2011, "Appendix A: Sub-Account Information" is amended to include the following:

Nationwide Fund: Class A
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective February 26, 2011
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	Seeks total return through a flexible combination of capital appreciation and current income.

3.
Effective close of business on February 25, 2011, the Nationwide Large Cap Value Fund: Class A will merge into the Nationwide Fund: Class A.  Any contract value allocated to the Nationwide Large Cap Value Fund: Class A Sub-Account as of close of business on February 25, 2011, will be redeemed and the redemption proceeds will be used to purchase units in the Nationwide Fund: Class A Sub-Account.

4.	Effective February 26, 2011, the Nationwide Fund: Class A Sub-Account will close and no longer be available to receive transfers or new purchase payments.